UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22376

PIMCO Equity Series VIT

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial Officer

PIMCO Equity Series VIT

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO Equity Series VIT—Institutional Class

•	PIMCO Equity Series VIT—Advisor Class

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2014

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Institutional

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2014. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio manager provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month reporting period include:

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as measured by the S&P 500 Index, returned 13.69%. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.90% over the reporting period.

■

Despite positive performance over the first half of the reporting period, emerging market equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19% over the full reporting period due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over slower Chinese economic growth. Russia was the worst performing country, as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many Asian countries are net importers of fuel.

ANNUAL REPORT	DECEMBER 31, 2014	1

Chairman’s Letter

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period, as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 23, 2015

2	PIMCO EQUITY SERIES VIT

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the

Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio (Cont.)

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

4	PIMCO EQUITY SERIES VIT

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish 2014, and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the past year, the Portfolio itself, and our outlook for 2015.

The Last Year in Review

The MSCI World Index rallied strongly in the first half of the year; however, it retreated over the course of the second half and finished the year up 4.94%. The second half malaise was due to concerns about: (1) the end of quantitative easing (“QE”) by the U.S. Federal Reserve (“Fed”); (2) slowing global growth, particularly in Europe and China; and (3) the dramatic decline in the price of oil as supply growth, largely due to shale fracking in the U.S., overwhelmed global demand. Although most of the rest of the world is still mired in an anemic, post-financial crisis economic recovery, the economy accelerated in the U.S., corporate earnings advanced and the U.S. equity market rallied. As if on cue, the Fed is slowly beginning to reign in its loose monetary policy, and announced in October that it stopped its bond purchasing program and may be ready to raise interest rates some time in 2015. By contrast, Europe’s economic recovery is faltering, and European Central Bank (“ECB”) president Mario Draghi is contemplating additional stimulus measures. In addition, China’s economy is slowing; and its leaders are also beginning to openly express concern about economic growth.

The price of oil declined significantly from its high in late June, mainly due to increasing supply from shale fracking in the U.S., amid concern that slowing global growth may create a softening in demand. The steep decline in the price of oil also created a sell-off in all energy-related securities, with the energy sector ending the second half of 2014 as the bottom performing sector for the half- and full-year periods.

The Portfolio performed well in the first half of 2014 and outperformed its benchmark; however, largely due to its energy-related holdings, the Portfolio lagged the MSCI World Index for the second half of 2014 and underperformed for the full year.

Pathfinder Portfolio

We took profits throughout the year in Japanese holdings, including Komatsu and Nissan, European companies Rhoen Klinikum, Nestle, and Royal Dutch Shell, and U.S.-based companies Intel, Apple, Deere, General Dynamics, 3M, and Phillips 66, among others. In addition, one of our fish farmers, Cermaq, was taken over by Mitsubishi at a substantial profit. We also took advantage of price volatility to initiate positions in: media providers Comcast and Tribune; Norwegian global oil services company Akastor; toy manufacturer Mattel; commercial printer RR Donnelley; network product manufacturer Belden; and electronics equipment, motion picture and music production, and financial services company Sony. In addition, the Portfolio invested in Imperial Tobacco’s IPO of its Mediterranean tobacco distribution company, Logista, when the company issued shares in mid-summer. Some of the Portfolio’s notable performers for the year included Marine Harvest, Bpost and Microsoft.

Shares of Marine Harvest, the Norwegian fish farmer, rose in price as the company reported strong third quarter revenues and earnings that exceeded its preliminary earnings report. Many analysts raised their price forecasts for the fourth quarter of 2014 through 2016 based upon anticipated modest supply growth and strong demand growth from all regions. Although global supply is estimated to increase 3% next year, per analyst reports, in our view the two most important salmon producers, Norway and Chile, cannot increase their production in the next couple of years. In addition, we believe demand is set to expand by as much as 7% as consumers seek relatively low cost proteins rich in Omega-3 fatty acids, which may help to lower cholesterol levels.

Bpost shares rose as the company announced third quarter earnings that exceeded analysts’ estimates along with a better than expected mail volume. Bpost also just recently paid a very attractive dividend that equated to an approximate 5.7% dividend yield.

Microsoft shares rose steadily throughout the year as the decline in business and consumer PC shipments appears to have leveled off, in our view, and healthy enterprise spending, increased momentum in cloud offerings, and the new management team’s cost controls are now all expected to drive improved margins. The company continues to generate a very high level of free cash flow, has nearly $8.00 per share in net cash, and recently increased its dividend by over 10%.

We also had a few stocks in the portfolio that did not perform as we expected and North Atlantic Drilling (“NADL”), Seadrill and Genworth were three of those holdings.

The share prices for both NADL and Seadrill dropped substantially over the course of the second half of the year due to concerns regarding: (1) the supply of oil rigs scheduled to come to market in 2015; (2) the potential pressure on day-rates given the recent decline in the price of oil; (3) the implications for NADL’s agreement with Russia’s Rosneft, following sanctions from the U.S. that targeted Russia’s energy sector; and (4) the resignation of Tor Olav Troim, a strategic planning executive under billionaire founder and owner, John Fredriksen.

In our view, investors did not distinguish in the selling of shares between the companies that provide older 70’s and 80’s vintage rigs, which are soon to be obsolete, and companies such as Seadrill, which provide new rigs with the most up-to-date technology and environmental protections. We continue to find great value in the

ANNUAL REPORT	DECEMBER 31, 2014	5

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio® (Cont.)

shares, as does John Fredriksen, who disclosed that one of his holding companies, Hemen Holdings, had increased its stake in Seadrill by 2 million shares during the share price decline. We continue to hold our shares in both companies and view the energy sector in general as being very undervalued today for those investors with a long-term investment horizon.

The share price of Genworth Financial declined over the course of the second half of the year as it reported disappointing earnings and record losses in the third quarter of 2014 due to the performance of its long-term care and life divisions. Investors are also concerned that the ongoing review of long-term care margins may result in future charges to build reserves. Although we believe there is good value in the business (largely reflecting their global mortgage insurance operations) and the shares, we no longer have the same confidence in management’s ability to deliver on its promise of turning around the long-term care division. Consequently, we have substantially reduced our holding in the shares of Genworth Financial.

Looking Forward

As we approach 2015, we are excited by the opportunities that the more volatile equity markets are providing us. We invest in individual businesses, when it is appropriate to do so, and only when they meet our investment criteria. That is our discipline. We are continuing to find a number of new attractive investments, as noted in the first paragraph of the portfolio section of this letter, in U.S.-based global media companies, U.S.- and Japan-based consumer discretionary firms, and beaten-down and out-of-favor energy-related businesses. With exceptionally low interest rates, high corporate cash balances, and willing capital markets, we also expect that mergers and reorganizations will continue at a healthy pace in the coming year.

We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Marine Harvest ASA	3.5%
Lorillard, Inc.	3.4%
Microsoft Corp.	3.4%
Berkshire Hathaway, Inc. ‘B’	3.1%
Reckitt Benckiser Group PLC	3.1%
British American Tobacco PLC	3.1%
Imperial Tobacco Group PLC	3.1%
AIA Group Ltd.	2.9%
bpost S.A.	2.7%
Carrefour S.A.	2.2%

Geographic Breakdown1

United States	38.8%
United Kingdom	15.1%
France	8.4%
Norway	5.1%
Hong Kong	5.0%
Netherlands	4.8%
Switzerland	4.1%
Japan	4.0%
Singapore	3.4%
Belgium	2.8%
Sweden	2.0%
Denmark	1.6%
Faroe Islands	0.9%
South Korea	0.9%
Australia	0.9%
Bermuda	0.8%
Spain	0.7%
Canada	0.7%

Sector Breakdown1

Consumer Staples	31.6%
Financials	19.8%
Industrials	13.3%
Information Technology	11.6%
Consumer Discretionary	9.5%
Energy	9.4%
Health Care	4.6%
Materials	0.2%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio®

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Institutional Class commenced operations.

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Institutional Class	1.06%	5.91%
MSCI World Index±	4.94%	9.35%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.13 for Institutional Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$927.70	$1,020.32
Expenses Paid During Period†	$4.84	$5.07
Net Annualized Expense Ratio††	0.99%	0.99%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Portfolio’s Institutional Class shares returned 1.06% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 4.94% during the reporting period.

»

Security selection in the Energy, Healthcare, and Information Technology sectors detracted from performance over the reporting period. Security selection in the Industrials sector along with an overweight and strong security selection within the Consumer Staples sector enhanced returns.

»	Holdings in Marine Harvest, Bpost and Loomis contributed to performance as prices on these securities appreciated during the reporting period.

»	Holdings in North Atlantic Drilling Ltd., Seadrill Ltd., and Genworth Financial Inc. detracted from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 94% in equities we believe are undervalued, approximately 5% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO EqS Pathfinder Portfolio® (Consolidated)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Institutional Class
Net asset value beginning of year or period	$12.53	$10.72	$9.85	$10.33	$10.00
Net investment income (a)	0.29	0.27	0.21	0.11	0.12
Net realized/unrealized gain (loss)	(0.16)	1.83	0.77	(0.58)	0.21
Net increase (decrease) from investment operations	0.13	2.10	0.98	(0.47)	0.33
Dividends from net investment income	0.00	(0.29)	(0.11)	(0.01)	0.00
Distributions from net realized capital gains	(0.20)	0.00	0.00	0.00	0.00
Total distributions	(0.20)	(0.29)	(0.11)	(0.01)	0.00
Net asset value end of year or period	$12.46	$12.53	$10.72	$9.85	$10.33
Total return	1.06%	19.60%	9.98%	(4.54)%	3.30%
Net assets end of year or period (000s)	$52,234	$57,768	$58,740	$66,439	$3,276
Ratio of expenses to average net assets	0.98%	0.98%	0.99%	0.98%	1.01	%*
Ratio of expenses to average net assets excluding waivers	1.12%	1.15%	1.15%	1.18%	3.72	%*
Ratio of expenses to average net assets excluding interest expense	0.97%	0.97%	0.97%	0.97%	0.97	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.11%	1.14%	1.13%	1.17%	3.68	%*
Ratio of net investment income to average net assets	2.22%	2.29%	2.02%	1.14%	1.69	%*
Portfolio turnover rate	31%	29%	26%	238%	25%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$423,009
Investments in Affiliates	9,807
Financial Derivative Instruments
Over the counter	6,285
Cash	10
Deposits with counterparty	6,643
Foreign currency, at value	355
Receivable for Portfolio shares sold	4
Interest and dividends receivable	644
Dividends receivable from Affiliates	112
446,869

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$7,189
Financial Derivative Instruments
Over the counter	2,749
Payable for investments in Affiliates purchased	112
Deposits from counterparty	3,640
Payable for Portfolio shares redeemed	119
Accrued investment advisory fees	237
Accrued supervisory and administrative fees	134
Accrued distribution fees	84
Reimbursement to PIMCO	16
Other liabilities	62
14,342

Net Assets	$432,527

Net Assets Consist of:
Paid in capital	$313,954
Undistributed net investment income	16,322
Accumulated undistributed net realized gain	35,097
Net unrealized appreciation	67,154
$432,527

Net Assets:
Institutional Class	$52,234
Advisor Class	380,293

Shares Issued and Outstanding:
Institutional Class	4,191
Advisor Class	30,703

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.46
Advisor Class	12.39

Cost of Investments in securities	$359,115
Cost of Investments in Affiliates	$9,879
Cost of Foreign Currency Held	$357
Proceeds Received on Short Sales	$6,700
Cost or Premiums of Financial Derivative Instruments, net	$(338)

* Includes repurchase agreements of:	$424

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends, net of foreign taxes*	$15,347
Dividends from Investments in Affiliates	146
Total Income	15,493

Expenses:
Investment advisory fees	3,617
Supervisory and administrative fees	1,688
Distribution and/or servicing fees - Advisor Class	1,065
Dividends on short sales	47
Interest expense	7
Trustees’ fees	32
Miscellaneous expense	24
Total Expenses	6,480
Waiver and/or Reimbursement by PIMCO	(659)
Net Expenses	5,821

Net Investment Income	9,672

Net Realized Gain (Loss):
Investments in securities	35,250
Investments in Affiliates	(49)
Exchange-traded or centrally cleared financial derivative instruments	154
Over the counter financial derivative instruments	5,118
Short sales	(9)
Foreign currency	(714)
Net Realized Gain	39,750

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(48,700)
Investments in Affiliates	(72)
Over the counter financial derivative instruments	6,187
Short sales	(489)
Foreign currency assets and liabilities	(74)
Net Change in Unrealized (Depreciation)	(43,148)
Net (Loss)	(3,398)

Net Increase in Net Assets Resulting from Operations	$6,274

* Foreign tax withholdings - Dividends	$943

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,672	$10,152
Net realized gain	39,750	10,577
Net change in unrealized appreciation (depreciation)	(43,148)	65,099
Net increase in net assets resulting from operations	6,274	85,828

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1,309)
Advisor Class	0	(9,191)
From net realized capital gains
Institutional Class	(841)	0
Advisor Class	(6,209)	0

Total Distributions	(7,050)	(10,500)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(73,661)	(40,628)

Total Increase (Decrease) in Net Assets	(74,437)	34,700

Net Assets:
Beginning of year	506,964	472,264
End of year*	$432,527	$506,964

* Including undistributed net investment income of:	$16,322	$2,241

**	See Note 13 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amount rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.8%

COMMON STOCKS 96.8%

AUSTRALIA 0.9%

INDUSTRIALS 0.9%
Spotless Group Holdings Ltd. (a)	2,435,482	$3,773

Total Australia		3,773

BELGIUM 2.7%

INDUSTRIALS 2.7%
bpost S.A.	470,864	11,828

Total Belgium		11,828

BERMUDA 0.8%

ENERGY 0.8%
Seadrill Ltd.	288,276	3,335

Total Bermuda		3,335

CANADA 0.6%

ENERGY 0.6%
Cameco Corp.	170,222	2,793

Total Canada		2,793

DENMARK 1.5%

CONSUMER STAPLES 1.5%
Carlsberg A/S ‘B’	86,939	6,677

Total Denmark		6,677

FAROE ISLANDS 0.9%

CONSUMER STAPLES 0.9%
Bakkafrost P/F	175,099	3,934

Total Faroe Islands		3,934

FRANCE 8.0%

CONSUMER DISCRETIONARY 2.9%
Eutelsat Communications S.A.	209,160	6,764
JCDecaux S.A.	165,805	5,709

		12,473

CONSUMER STAPLES 3.9%
Carrefour S.A.	319,200	9,714
Danone S.A.	110,970	7,255

		16,969

ENERGY 1.2%
Bourbon S.A.	118,671	2,757
Total S.A.	49,599	2,541

		5,298

Total France		34,740

HONG KONG 4.9%

CONSUMER DISCRETIONARY 0.7%
Television Broadcasts Ltd.	485,400	2,823

	SHARES	MARKET VALUE (000S)
FINANCIALS 3.6%
AIA Group Ltd.	2,289,300	$12,583
First Pacific Co. Ltd.	3,013,750	2,972

		15,555

INDUSTRIALS 0.6%
Jardine Matheson Holdings Ltd.	25,500	1,549
Jardine Strategic Holdings Ltd.	33,700	1,146

		2,695

Total Hong Kong		21,073

JAPAN 3.9%

CONSUMER DISCRETIONARY 0.7%
Sony Corp.	145,300	2,966

CONSUMER STAPLES 1.4%
Kao Corp.	90,900	3,585
Shiseido Co. Ltd.	178,300	2,500

		6,085

INFORMATION TECHNOLOGY 1.8%
Nintendo Co. Ltd.	34,617	3,612
Tokyo Electron Ltd. - ADR	217,485	4,150

		7,762

Total Japan		16,813

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
Corbion NV	411,222	6,829

FINANCIALS 2.1%
ING Groep NV - Dutch Certificate (a)	700,395	9,049

INFORMATION TECHNOLOGY 1.0%
Gemalto NV	53,848	4,426

Total Netherlands		20,304

NORWAY 5.0%

CONSUMER STAPLES 3.5%
Marine Harvest ASA	1,111,739	15,265

ENERGY 1.5%
Akastor ASA	677,492	1,952
Avance Gas Holding Ltd.	224,786	3,076
North Atlantic Drilling Ltd.	791,245	1,290

		6,318

Total Norway		21,583

SINGAPORE 3.3%

ENERGY 0.9%
BW LPG Ltd.	553,309	3,853

INDUSTRIALS 2.4%
ComfortDelGro Corp. Ltd.	3,712,000	7,264

	SHARES	MARKET VALUE (000S)
Keppel Corp. Ltd.	484,700	$3,231

		10,495

Total Singapore		14,348

SOUTH KOREA 0.9%

CONSUMER DISCRETIONARY 0.9%
GS Home Shopping, Inc.	18,917	3,777

Total South Korea		3,777

SPAIN 0.7%

INDUSTRIALS 0.7%
Cia de Distribucion Integral Logista Holdings S.A.U. (a)	127,426	2,794

Total Spain		2,794

SWEDEN 2.0%

INDUSTRIALS 2.0%
Loomis AB ‘B’	296,724	8,572

Total Sweden		8,572

SWITZERLAND 3.9%

FINANCIALS 0.9%
Swiss Re AG	48,995	4,105

HEALTH CARE 1.5%
Roche Holding AG	23,275	6,306

INFORMATION TECHNOLOGY 1.5%
Logitech International S.A.	487,539	6,606

Total Switzerland		17,017

UNITED KINGDOM 14.7%

CONSUMER DISCRETIONARY 0.2%
William Hill PLC	162,672	914

CONSUMER STAPLES 9.2%
British American Tobacco PLC	244,729	13,262
Imperial Tobacco Group PLC	299,857	13,200
Reckitt Benckiser Group PLC	165,919	13,438

		39,900

ENERGY 2.0%
BP PLC	1,015,808	6,448
Ensco PLC ‘A’	77,266	2,314

		8,762

FINANCIALS 3.2%
Barclays PLC	1,283,380	4,825
Lancashire Holdings Ltd.	650,706	5,679
Prudential PLC	140,407	3,246

		13,750

HEALTH CARE 0.1%
Indivior PLC (a)	165,919	387

Total United Kingdom		63,713

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
UNITED STATES 37.4%

CONSUMER DISCRETIONARY 4.0%
Comcast Corp. ‘A’	129,799	$7,530
Mattel, Inc.	144,986	4,486
Time Warner Cable, Inc.	26	4
Tribune Media Co. ‘A’ (a)	88,473	5,288

		17,308

CONSUMER STAPLES 8.7%
Altria Group, Inc.	177,706	8,756
Lorillard, Inc.	231,499	14,570
Philip Morris International, Inc.	56,911	4,635
Reynolds American, Inc.	149,302	9,596

		37,557

ENERGY 2.3%
Dresser-Rand Group, Inc. (a)	29,699	2,430
Halliburton Co.	76,048	2,991
National Oilwell Varco, Inc.	67,957	4,453

		9,874

FINANCIALS 8.9%
Alleghany Corp. (a)	12,877	5,969
Berkshire Hathaway, Inc. ‘B’ (a)	90,711	13,620
Genworth Financial, Inc. ‘A’ (a)	255,223	2,169
LegacyTexas Financial Group, Inc. (a)	230,407	5,495
Navient Corp.	256,693	5,547
PHH Corp. (a)	134,193	3,215
SLM Corp.	256,693	2,616

		38,631

HEALTH CARE 2.7%
Allergan, Inc.	15,733	3,345
Merck & Co., Inc.	66,739	3,790
Pfizer, Inc.	143,927	4,483

		11,618

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 3.7%
Brink’s Co.	284,753	$6,951
NOW, Inc. (a)	260,001	6,690
RR Donnelley & Sons Co.	136,572	2,295

		15,936

INFORMATION TECHNOLOGY 7.0%
Belden, Inc.	26,708	2,105
International Business Machines Corp.	38,516	6,180
Microsoft Corp. (e)	312,889	14,534
Oracle Corp.	84,334	3,792
Yahoo!, Inc. (a)	69,041	3,487

		30,098

MATERIALS 0.1%
Rentech, Inc. (a)	515,516	650

Total United States		161,672

Total Common Stocks (Cost $355,626)		418,746

REAL ESTATE INVESTMENT TRUSTS 0.5%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	125,236	115

Total Singapore		115

UNITED STATES 0.5%

FINANCIALS 0.5%
NorthStar Realty Finance Corp.	124,834	2,194

Total United States		2,194

Total Real Estate Investment Trusts (Cost $1,310)		2,309

RIGHTS 0.2%

FRANCE 0.2%

HEALTH CARE 0.2%
Sanofi - Exp. 12/31/2020	1,123,923	888

Total Rights (Cost $1,113)		888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.1%
		$424

U.S. TREASURY BILLS 0.2%
0.062% due 04/30/2015 - 05/28/2015 (b)(g)	$642	642

Total Short-Term Instruments (Cost $1,066)		1,066

Total Investments in Securities (Cost $359,115)		423,009

	SHARES
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%
PIMCO Short-Term Floating NAV Portfolio	361	4
PIMCO Short-Term Floating NAV Portfolio III	988,994	9,803

Total Short-Term Instruments (Cost $9,879)		9,807

Total Investments in Affiliates (Cost $9,879)		9,807

Total Investments 100.1% (Cost $368,994)		$432,816

Securities Sold Short (d) (1.7%) (Proceeds $6,700)		(7,189)

Financial Derivative Instruments (e)(f) 0.8% (Cost or Premiums, net $(338))		3,536

Other Assets and Liabilities, net 0.8%		3,364

Net Assets 100.0%		$432,527

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio III, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$424	Fannie Mae 2.200% due 10/17/2022	$(436)	$424	$424

Total Repurchase Agreements						$(436)	$424	$424

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

(d)  SECURITIES SOLD SHORT:

(e)	Securities with an aggregate market value of $6,968 and cash of $6,643 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Short Sales:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
	Common Stocks
	China
	Information Technology
GSC	Alibaba Group Holding Ltd. ADR	26,802	$(3,108)	$(2,786)
	United States
	Information Technology
	Applied Materials, Inc.	176,706	(3,592)	(4,403)

Total Short Sales			$(6,700)	$(7,189)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$424	$0	$0	$0	$424	$(436)	$(12)

Prime Brokerage Agreement
GSC	0	0	0	(7,189)	(7,189)	13,611	6,422

Total Borrowings and Other Financing Transactions	$424	$0	$0	$(7,189)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2015		EUR	3,721	$	4,603	$101	$0
	01/2015		GBP	1,127		1,771	14	0
	01/2015		JPY	1,072,874		8,946	0	(11)
	01/2015	$		4,839	DKK	29,527	0	(42)
	01/2015			2,559	EUR	2,056	0	(71)
	01/2015			25,042	GBP	16,025	0	(65)
	01/2015			2,902	JPY	347,200	0	(4)
	02/2015		DKK	29,527	$	4,841	42	0
	02/2015		GBP	16,025		25,035	64	0
	02/2015		HKD	6,497		838	0	0
	02/2015	$		8,948	JPY	1,072,874	11	0

BPS	01/2015		DKK	9,842	$	1,651	51	0
	01/2015		EUR	7,025		8,780	280	0
	01/2015	$		2,869	EUR	2,299	0	(87)
	01/2015			862	ILS	3,340	0	(5)

CBK	01/2015		EUR	96	$	119	3	0
	01/2015		NOK	4,565		670	57	0
	01/2015		SEK	6,447		870	43	0
	01/2015	$		6,228	CAD	7,020	0	(186)
	01/2015			33,269	EUR	27,142	0	(426)
	01/2015			16,053	NOK	119,919	37	0
	02/2015		EUR	26,749	$	32,793	415	0
	02/2015		NOK	119,919		16,040	0	(36)

DUB	01/2015		SEK	6,448		870	43	0

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
FBF	01/2015		DKK	9,842	$	1,650	$51	$0
	01/2015		GBP	18,688		29,337	209	0
	01/2015		JPY	877,242		7,445	121	0
	01/2015	$		17,760	JPY	2,101,595	0	(214)

GLM	01/2015		AUD	827	$	694	19	0
	01/2015		CAD	2,198		1,906	15	(1)
	01/2015		JPY	420,179		3,584	76	0
	01/2015		NOK	121,974		17,882	1,516	0
	01/2015		SEK	6,093		810	28	0
	01/2015	$		2,908	GBP	1,856	0	(15)
	01/2015			4,897	NOK	35,064	0	(192)
	02/2015		GBP	1,505	$	2,335	0	(10)
	02/2015		NOK	12,413		1,666	2	0
	02/2015	$		3,069	CNY	18,927	4	0
	02/2015			581	KRW	638,719	1	0

HUS	01/2015		SGD	10,485	$	8,217	307	0
	01/2015	$		9,412	AUD	11,003	0	(429)
	01/2015			6,227	CAD	7,020	0	(185)
	01/2015			907	GBP	579	0	(4)

JPM	01/2015		CAD	18,861	$	16,226	0	(8)
	01/2015		EUR	21,033		26,085	634	0
	01/2015		JPY	78,500		661	6	0
	01/2015	$		2,134	GBP	1,355	0	(22)
	02/2015		AUD	5,847	$	4,759	0	(5)
	02/2015		CHF	2,436		2,506	55	0
	02/2015		HKD	116,819		15,066	3	0
	02/2015		KRW	4,365,878		4,098	117	0
	02/2015	$		16,216	CAD	18,861	8	0
	02/2015			498	EUR	407	0	(5)
	02/2015			1,811	HKD	14,044	0	0

MSB	01/2015		AUD	10,176	$	8,332	25	0
	01/2015		NOK	3,410		493	35	0
	02/2015	$		8,315	AUD	10,176	0	(24)
	02/2015			593	HKD	4,600	0	0

RBC	01/2015		DKK	9,843	$	1,651	51	0
	01/2015	$		6,226	CAD	7,019	0	(185)
	01/2015			472	EUR	378	0	(14)

UAG	01/2015		NOK	121,974	$	17,881	1,515	0
	01/2015		SEK	6,447		870	43	0
	02/2015		NOK	96,940		13,003	7	0
	02/2015		SEK	25,435		3,281	18	0

Total Forward Foreign Currency Contracts							$6,027	$(2,246)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC International Business Machines Corp.	$155.000	07/17/2015	$ 1,541	$(147)	$(173)
	Call - OTC International Business Machines Corp.	155.000	01/15/2016	1,541	(191)	(217)

					$(338)	$(390)

Total Written Options					$(338)	$(390)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	2,335	3,082	(653)
Closing Buys	(2,182)	0	284
Expirations	0	0	0
Exercised	(153)	0	31

Balance at End of Period	0	$3,082	$(338)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR less a specified spread	08/14/2015	$	87	$(15)	$0	$(15)

JPM	Receive	Liberty TripAdvisor Holdings, Inc.	68,429	1-Month USD-LIBOR plus a specified spread	04/29/2015		1,728	112	112	0
	Pay	TripAdvisor, Inc.	28,300	1-Month USD-LIBOR less a specified spread	04/29/2015		2,043	(70)	0	(70)
	Receive	Covidien PLC	56,569	1-Month USD-LIBOR plus a specified spread	06/16/2015		5,659	146	146	0
	Pay	Medtronic, Inc.	54,081	1-Month USD-LIBOR less a specified spread	06/16/2015		3,893	(28)	0	(28)

								$145	$258	$(113)

Total Swap Agreements								$145	$258	$(113)

(1)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g) Securities with an aggregate market value of $642 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$232	$0	$0	$232	$(193)	$0	$(15)	$(208)	$24	$(10)	$14
BPS	331	0	0	331	(92)	0	0	(92)	239	0	239
CBK	555	0	0	555	(648)	0	0	(648)	(93)	0	(93)
DUB	43	0	0	43	0	0	0	0	43	0	43
FBF	381	0	0	381	(214)	0	0	(214)	167	0	167
GLM	1,661	0	0	1,661	(218)	0	0	(218)	1,443	(1,320)	123
GST	0	0	0	0	0	(390)	0	(390)	(390)	371	(19)
HUS	307	0	0	307	(618)	0	0	(618)	(311)	271	(40)
JPM	823	0	258	1,081	(40)	0	(98)	(138)	943	(770)	173
MSB	60	0	0	60	(24)	0	0	(24)	36	0	36
RBC	51	0	0	51	(199)	0	0	(199)	(148)	0	(148)
SOG	0	0	0	0	0	0	0	0	0	(60)	(60)
UAG	1,583	0	0	1,583	0	0	0	0	1,583	(1,480)	103

Total Over the Counter	$6,027	$0	$258	$6,285	$(2,246)	$(390)	$(113)	$(2,749)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,027	$0	$6,027
Swap Agreements	0	0	258	0	0	258

	$0	$0	$258	$6,027	$0	$6,285

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,246	$0	$2,246
Written Options	0	0	390	0	0	390
Swap Agreements	0	0	113	0	0	113

	$0	$0	$503	$2,246	$0	$2,749

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(22)	$0	$0	$(22)
Written Options	0	0	176	0	0	176

	$0	$0	$154	$0	$0	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,127	$0	$4,127
Swap Agreements	0	0	991	0	0	991

	$0	$0	$991	$4,127	$0	$5,118

	$0	$0	$1,145	$4,127	$0	$5,272

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,567	$0	$6,567
Written Options	0	0	(53)	0	0	(53)
Swap Agreements	0	0	(327)	0	0	(327)

	$0	$0	$(380)	$6,567	$0	$6,187

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$0	$3,773	$0	$3,773
Belgium
Industrials	0	11,828	0	11,828
Bermuda
Energy	0	3,335	0	3,335
Canada
Energy	2,793	0	0	2,793
Denmark
Consumer Staples	0	6,677	0	6,677
Faroe Islands
Consumer Staples	0	3,934	0	3,934
France
Consumer Discretionary	0	12,473	0	12,473
Consumer Staples	0	16,969	0	16,969
Energy	2,757	2,541	0	5,298
Hong Kong
Consumer Discretionary	2,823	0	0	2,823
Financials	0	15,555	0	15,555
Industrials	0	2,695	0	2,695
Japan
Consumer Discretionary	0	2,966	0	2,966
Consumer Staples	0	6,085	0	6,085
Information Technology	4,150	3,612	0	7,762
Netherlands
Consumer Staples	0	6,829	0	6,829

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financials	$0	$9,049	$0	$9,049
Information Technology	4,426	0	0	4,426
Norway
Consumer Staples	0	15,265	0	15,265
Energy	4,366	1,952	0	6,318
Singapore
Energy	0	3,853	0	3,853
Industrials	0	10,495	0	10,495
South Korea
Consumer Discretionary	0	3,777	0	3,777
Spain
Industrials	2,794	0	0	2,794
Sweden
Industrials	0	8,572	0	8,572
Switzerland
Financials	0	4,105	0	4,105
Health Care	0	6,306	0	6,306
Information Technology	0	6,606	0	6,606
United Kingdom
Consumer Discretionary	0	914	0	914
Consumer Staples	0	39,900	0	39,900
Energy	2,314	6,448	0	8,762
Financials	10,504	3,246	0	13,750
Health Care	387	0	0	387
United States
Consumer Discretionary	17,308	0	0	17,308
Consumer Staples	37,557	0	0	37,557
Energy	9,874	0	0	9,874

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financials	$38,631	$0	$0	$38,631
Health Care	11,618	0	0	11,618
Industrials	15,936	0	0	15,936
Information Technology	30,098	0	0	30,098
Materials	650	0	0	650
Real Estate Investment Trusts
Singapore
Financials	0	115	0	115
United States
Financials	2,194	0	0	2,194
Rights
France
Health Care	888	0	0	888
Short-Term Instruments
Repurchase Agreements	0	424	0	424
U.S. Treasury Bills	0	642	0	642
	$202,068	$220,941	$0	$423,009

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,807	$0	$0	$9,807

Total Investments	$211,875	$220,941	$0	$432,816

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
Common Stocks
China
Information Technology	$(2,786)	$0	$0	$(2,786)
United States
Information Technology	(4,403)	0	0	(4,403)
	$(7,189)	$0	$0	$(7,189)

Financial Derivative Instruments - Assets
Over the counter	$0	$6,285	$0	$6,285

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,749)	$0	$(2,749)

Totals	$204,686	$224,477	$0	$429,163

Assets and liabilities valued at $14,236 transferred from Level 1 to Level 2 during the period ended December 31, 2014. Assets and liabilities valued at $11,260 transferred from Level 2 to Level 1 during the period ended December 31, 2014. There were no significant transfers between Level 2 and 3 during the period ended December 31, 2014.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Institutional Class of the Portfolio. Certain detailed financial information for the Advisor Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15,

2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining

20	PIMCO EQUITY SERIES VIT

December 31, 2014

whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

22	PIMCO EQUITY SERIES VIT

December 31, 2014

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$11,012	$112,030	$(123,040)	$1	$1	$4	$30	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$44,916	$(34,990)	$(50)	$(73)	$9,803	$116	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to

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Notes to Financial Statements (Cont.)

the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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December 31, 2014

future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of

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Notes to Financial Statements (Cont.)

equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”).

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Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be

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Notes to Financial Statements (Cont.)

segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio III, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Portfolio Net Assets	$432,527
Subsidiary % of Portfolio Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	—
Net assets	10
Total income	—
Net investment income (loss)	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Increase (decrease) in net assets resulting from operations	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional

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annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $178,985.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $66.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).

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Notes to Financial Statements (Cont.)

The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

Purchases	Sales
$142,369	$203,997

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13	$150	18	$209
Advisor Class	515	6,591	2,353	27,305
Issued as reinvestment of distributions
Institutional Class	67	841	105	1,309
Advisor Class	501	6,209	741	9,191
Cost of shares redeemed
Institutional Class	(500)	(6,441)	(990)	(11,450)
Advisor Class	(6,302)	(81,011)	(5,800)	(67,192)
Net increase (decrease) resulting from Portfolio share transactions	(5,706)	$(73,661)	(3,573)	$(40,628)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain

30	PIMCO EQUITY SERIES VIT

December 31, 2014

exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
$21,650	$33,236	$63,687	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts and real estate investment trusts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$369,024	$91,634	$(27,842)	$63,792

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and real estate investment trusts.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$—	$7,050	$ —
12/31/2013	$7,478	$3,022	$ —

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment.

ANNUAL REPORT	DECEMBER 31, 2014	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Institutional Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Institutional Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the Institutional Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

32	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	KRW	South Korean Won
CAD	Canadian Dollar	GBP	British Pound	NOK	Norwegian Krone
CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	ILS	Israeli Shekel	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust

ANNUAL REPORT	DECEMBER 31, 2014	33

Federal Income Tax Information

(Unaudited)

Foreign Taxes.  PIMCO EqS Pathfinder Portfolio™ earned foreign source income of $11,648,376 during the year ended December 31, 2014. The fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $785,787 to shareholders. Shareholders will receive more detailed information along with their 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO EQUITY SERIES VIT

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	19	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	02/2014 to Present Senior Vice President 11/2013 to 02/2014	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to Present	Managing Director, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to Present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to Present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (Since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to Present	Executive Vice President, PIMCO.

36	PIMCO EQUITY SERIES VIT

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

At a meeting held on August 13, 2014, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to fund operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolio, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolio (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on

August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received additional information from PIMCO.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO has hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts, and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to

38	PIMCO EQUITY SERIES VIT

(Unaudited)

strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; developing appropriate and scalable infrastructure to support equity trading, including PIMCO’s considerable investment in enhancing and upgrading its systems and services to allow for equity investment in various types of markets and transactions, in the U.S. and abroad, and PIMCO’s significant investments in human and technological resources in order to provide these enhanced services; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Additionally, the Trustees considered the recent decline in assets for the Portfolio and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Portfolio; and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one-, two- and three-year and since inception periods ended May 31, 2014 and other performance data, as available, for the periods ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”). The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13, 2014 meeting. The Board noted that the Portfolio outperformed its peer group and benchmark index for the one-year period ended May 31, 2014. The Board considered that the Portfolio’s defensive orientation may be expected to underperform in a strong upward market.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services,

ANNUAL REPORT	DECEMBER 31, 2014	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolio’s fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, including differences in advisory services provided. In cases where the fees for other clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolio, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolio’s operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through the pricing of the Portfolio to scale from inception, fee reductions or waivers, and the enhancement of services provided in return for fees paid. In considering the advisory fee paid by the Portfolio, the Board considered that the Portfolio’s unified fee rate had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for the Portfolio as assets grew, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s

40	PIMCO EQUITY SERIES VIT

(Unaudited)

assets decline or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolio’s unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event the Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolio’s Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT02AR_123114

Your Global Investment Authority

PIMCO Equity Series VIT®

Annual Report

December 31, 2014

PIMCO EqS Pathfinder Portfolio®

Share Class

■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Equity Series VIT (the “Trust”) prospectus for the Portfolio. The variable product prospectus may be obtained by contacting your Investment Consultant.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Annual Report for the PIMCO Equity Series VIT covering the twelve-month reporting period ended December 31, 2014. On the following pages are specific details about the investment performance of the Portfolio and a discussion of the factors that influenced performance during the reporting period. In addition, the letter from the portfolio manager provides a further review of such factors as well as an overview of the Portfolio’s investment strategy.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently elected Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”). In addition, PIMCO appointed Andrew Balls, CIO Global Fixed Income; Mark Kiesel, CIO Global Credit; Virginie Maisonneuve, CIO Global Equities; Scott Mather, CIO U.S. Core Strategies; and Mihir Worah, CIO Real Return and Asset Allocation. On November 3, 2014, PIMCO also announced that Marc Seidner would return to the firm effective November 12, 2014 in a new role as CIO Non-traditional Strategies and Head of Portfolio Management in the New York office.

Under this leadership structure, Mr. Balls and Mr. Worah have additional managerial responsibility for PIMCO’s Portfolio Management group and trade floor activities globally. Mr. Balls will oversee Portfolio Management in Europe and Asia-Pacific, and Mr. Worah will oversee Portfolio Management in the U.S. Douglas Hodge, PIMCO’s Chief Executive Officer, and Jay Jacobs, PIMCO’s President, continue to serve as the firm’s senior executive leadership team, spearheading PIMCO’s business strategy, client service and the firm’s operations.

These appointments are a further evolution of the structure that PIMCO established early in 2014, reflecting our belief that the best approach for PIMCO’s clients and our firm is an investment leadership team of seasoned, highly skilled investors overseeing all areas of PIMCO’s investment activities.

During his 43 years at PIMCO, Mr. Gross made great contributions to building the firm and delivering value to PIMCO’s clients. Over this period PIMCO developed into a global asset manager, expanding beyond core fixed income, and now encompasses nearly 2,500 employees across 13 offices, including over 250 portfolio managers. Mr. Gross was also responsible for starting PIMCO’s robust investment process, with a focus on long-term macroeconomic views and bottom-up security selection—a process that is well institutionalized and will continue into PIMCO’s future.

Highlights of the financial markets during our twelve-month reporting period include:

■

Developed market equities posted mixed returns as global growth divergence was evidenced in the last part of the reporting period. Additionally, the sharp decline in oil prices led to heightened market volatility. Growth in the U.S., for example, exceeded investor expectations and outpaced its peers in the developed world, especially Japan and Europe, which both continued to struggle. U.S. equities, as measured by the S&P 500 Index, returned 13.69%. Developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 4.90% over the reporting period.

■

Despite positive performance over the first half of the reporting period, emerging market equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 2.19% over the full reporting period due to headwinds from a strengthening U.S. dollar, falling commodity prices and concerns over slower Chinese economic growth. Russia was the worst performing country, as the Russian ruble plummeted nearly 50% versus the U.S. dollar, which included a one-day 40% sell-off following an interest rate hike to 17% by Russia’s central bank. Asia had some of the best performing equity markets in the emerging world, partially aided by lower oil prices as many Asian countries are net importers of fuel.

ANNUAL REPORT	DECEMBER 31, 2014	1

Chairman’s Letter

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 5.05% for the reporting period, as intermediate and longer maturity yields declined and the front-end of the U.S. Treasury yield curve was modestly weaker in anticipation of monetary tightening sometime in 2015. The benchmark ten-year U.S. Treasury note yielded 2.17% at the end of the reporting period, down from 3.03% on December 31, 2013. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.97% for the reporting period.

Thank you again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Equity Series VIT January 23, 2015

2	PIMCO EQUITY SERIES VIT

Important Information About the Portfolio

PIMCO Equity Series VIT (the “Trust”) is an open-end management investment company currently consisting of one investment portfolio, the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value and cash flow and earnings estimates.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, funds investing in fixed income securities may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Portfolio. If the performance of the Portfolio were to be negatively impacted by rising interest rates, the Portfolio could face increased redemptions by its shareholders, which could further reduce the value of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: equity risk, value investing risk, foreign (non-U.S.) investment risk, emerging markets risk, market risk, issuer risk, interest rate risk, credit risk, high yield and distressed company risk, currency risk, liquidity risk, leveraging risk, management risk, small-cap and mid-cap company risk, arbitrage risk, derivatives risk, short sale risk, commodity risk, tax risk and subsidiary risk. A complete description of these risks and other risks is contained in the Portfolio’s prospectus. The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk, mispricing or improper valuation risk and the risk that the

Portfolio could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The Portfolio’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Portfolio measures its performance against a broad-based securities market index (benchmark index).

ANNUAL REPORT	DECEMBER 31, 2014	3

Important Information About the Portfolio (Cont.)

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at http://pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Portfolio files a complete schedule of the Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolio’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The Portfolio’s Form N-Q will also be available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at http://pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Equity Series VIT is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

The following disclosure provides important information regarding the Portfolio’s Expense Example (“Example” or “Expense Example”), which appears in this Shareholder Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Advisor Class only), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from July 1, 2014 to December 31, 2014.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the management fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

4	PIMCO EQUITY SERIES VIT

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio®

Dear Shareholder,

It is our pleasure to be speaking with you as we finish 2014, and we thank you for your investment in the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”). Our commitment continues to be to seek an attractive absolute return that beats the market over a full market cycle and to do so with less volatility than the overall market. We have organized our thoughts below to provide you with a review of the equity market over the past year, the Portfolio itself, and our outlook for 2015.

The Last Year in Review

The MSCI World Index rallied strongly in the first half of the year; however, it retreated over the course of the second half and finished the year up 4.94%. The second half malaise was due to concerns about: (1) the end of quantitative easing (“QE”) by the U.S. Federal Reserve (“Fed”); (2) slowing global growth, particularly in Europe and China; and (3) the dramatic decline in the price of oil as supply growth, largely due to shale fracking in the U.S., overwhelmed global demand. Although most of the rest of the world is still mired in an anemic, post-financial crisis economic recovery, the economy accelerated in the U.S., corporate earnings advanced and the U.S. equity market rallied. As if on cue, the Fed is slowly beginning to reign in its loose monetary policy, and announced in October that it stopped its bond purchasing program and may be ready to raise interest rates some time in 2015. By contrast, Europe’s economic recovery is faltering, and European Central Bank (“ECB”) president Mario Draghi is contemplating additional stimulus measures. In addition, China’s economy is slowing; and its leaders are also beginning to openly express concern about economic growth.

The price of oil declined significantly from its high in late June, mainly due to increasing supply from shale fracking in the U.S., amid concern that slowing global growth may create a softening in demand. The steep decline in the price of oil also created a sell-off in all energy-related securities, with the energy sector ending the second half of 2014 as the bottom performing sector for the half- and full-year periods.

The Portfolio performed well in the first half of 2014 and outperformed its benchmark; however, largely due to its energy-related holdings, the Portfolio lagged the MSCI World Index for the second half of 2014 and underperformed for the full year.

Pathfinder Portfolio

We took profits throughout the year in Japanese holdings, including Komatsu and Nissan, European companies Rhoen Klinikum, Nestle, and Royal Dutch Shell, and U.S.-based companies Intel, Apple, Deere, General Dynamics, 3M, and Phillips 66, among others. In addition, one of our fish farmers, Cermaq, was taken over by Mitsubishi at a substantial profit. We also took advantage of price volatility to initiate positions in: media providers Comcast and Tribune; Norwegian global oil services company Akastor; toy manufacturer Mattel; commercial printer RR Donnelley; network product manufacturer Belden; and electronics equipment, motion picture and music production, and financial services company Sony. In addition, the Portfolio invested in Imperial Tobacco’s IPO of its Mediterranean tobacco distribution company, Logista, when the company issued shares in mid-summer. Some of the Portfolio’s notable performers for the year included Marine Harvest, Bpost and Microsoft.

Shares of Marine Harvest, the Norwegian fish farmer, rose in price as the company reported strong third quarter revenues and earnings that exceeded its preliminary earnings report. Many analysts raised their price forecasts for the fourth quarter of 2014 through 2016 based upon anticipated modest supply growth and strong demand growth from all regions. Although global supply is estimated to increase 3% next year, per analyst reports, in our view the two most important salmon producers, Norway and Chile, cannot increase their production in the next couple of years. In addition, we believe demand is set to expand by as much as 7% as consumers seek relatively low cost proteins rich in Omega-3 fatty acids, which may help to lower cholesterol levels.

Bpost shares rose as the company announced third quarter earnings that exceeded analysts’ estimates along with a better than expected mail volume. Bpost also just recently paid a very attractive dividend that equated to an approximate 5.7% dividend yield.

Microsoft shares rose steadily throughout the year as the decline in business and consumer PC shipments appears to have leveled off, in our view, and healthy enterprise spending, increased momentum in cloud offerings, and the new management team’s cost controls are now all expected to drive improved margins. The company continues to generate a very high level of free cash flow, has nearly $8.00 per share in net cash, and recently increased its dividend by over 10%.

We also had a few stocks in the portfolio that did not perform as we expected and North Atlantic Drilling (“NADL”), Seadrill and Genworth were three of those holdings.

The share prices for both NADL and Seadrill dropped substantially over the course of the second half of the year due to concerns regarding: (1) the supply of oil rigs scheduled to come to market in 2015; (2) the potential pressure on day-rates given the recent decline in the price of oil; (3) the implications for NADL’s agreement with Russia’s Rosneft, following sanctions from the U.S. that targeted Russia’s energy sector; and (4) the resignation of Tor Olav Troim, a strategic planning executive under billionaire founder and owner, John Fredriksen.

In our view, investors did not distinguish in the selling of shares between the companies that provide older 70’s and 80’s vintage rigs, which are soon to be obsolete, and companies such as Seadrill, which provide new rigs with the most up-to-date technology and environmental protections. We continue to find great value in the

ANNUAL REPORT	DECEMBER 31, 2014	5

Insights from the Portfolio Manager PIMCO EqS Pathfinder Portfolio® (Cont.)

shares, as does John Fredriksen, who disclosed that one of his holding companies, Hemen Holdings, had increased its stake in Seadrill by 2 million shares during the share price decline. We continue to hold our shares in both companies and view the energy sector in general as being very undervalued today for those investors with a long-term investment horizon.

The share price of Genworth Financial declined over the course of the second half of the year as it reported disappointing earnings and record losses in the third quarter of 2014 due to the performance of its long-term care and life divisions. Investors are also concerned that the ongoing review of long-term care margins may result in future charges to build reserves. Although we believe there is good value in the business (largely reflecting their global mortgage insurance operations) and the shares, we no longer have the same confidence in management’s ability to deliver on its promise of turning around the long-term care division. Consequently, we have substantially reduced our holding in the shares of Genworth Financial.

Looking Forward

As we approach 2015, we are excited by the opportunities that the more volatile equity markets are providing us. We invest in individual businesses, when it is appropriate to do so, and only when they meet our investment criteria. That is our discipline. We are continuing to find a number of new attractive investments, as noted in the first paragraph of the portfolio section of this letter, in U.S.-based global media companies, U.S.- and Japan-based consumer discretionary firms, and beaten-down and out-of-favor energy-related businesses. With exceptionally low interest rates, high corporate cash balances, and willing capital markets, we also expect that mergers and reorganizations will continue at a healthy pace in the coming year.

We are privileged to have the opportunity to manage your capital, and we look forward to the challenges and the opportunities in the months and years ahead.

Sincerely,

Anne Gudefin, CFA Portfolio Manager

Top 10 Holdings1

Marine Harvest ASA	3.5%
Lorillard, Inc.	3.4%
Microsoft Corp.	3.4%
Berkshire Hathaway, Inc. ‘B’	3.1%
Reckitt Benckiser Group PLC	3.1%
British American Tobacco PLC	3.1%
Imperial Tobacco Group PLC	3.1%
AIA Group Ltd.	2.9%
bpost S.A.	2.7%
Carrefour S.A.	2.2%

Geographic Breakdown1

United States	38.8%
United Kingdom	15.1%
France	8.4%
Norway	5.1%
Hong Kong	5.0%
Netherlands	4.8%
Switzerland	4.1%
Japan	4.0%
Singapore	3.4%
Belgium	2.8%
Sweden	2.0%
Denmark	1.6%
Faroe Islands	0.9%
South Korea	0.9%
Australia	0.9%
Bermuda	0.8%
Spain	0.7%
Canada	0.7%

Sector Breakdown1

Consumer Staples	31.6%
Financials	19.8%
Industrials	13.3%
Information Technology	11.6%
Consumer Discretionary	9.5%
Energy	9.4%
Health Care	4.6%
Materials	0.2%

[1]

% of Investments, at value as of 12/31/2014. Top Holdings, Geographic and Sector Breakdown solely reflect long positions. Securities sold short, financial derivative instruments and short-term instruments are not taken into consideration.

6	PIMCO EQUITY SERIES VIT

PIMCO EqS Pathfinder Portfolio® (Consolidated)

Cumulative Returns Through December 31, 2014

$10,000 invested at the end of the month when the Portfolio’s Advisor Class commenced operations.

Average Annual Total Return for the period ended December 31, 2014
	1 Year	Class Inception (04/14/2010)
PIMCO EqS Pathfinder Portfolio® Advisor Class	0.90%	5.67%
MSCI World Index±	4.94%	9.35%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit http://pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 1.38% for Advisor Class shares.

± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Expense Example	Actual	Hypothetical
		(5% return before expenses)
Beginning Account Value (07/01/14)	$1,000.00	$1,000.00
Ending Account Value (12/31/14)	$927.30	$1,019.06
Expenses Paid During Period†	$6.06	$6.34
Net Annualized Expense Ratio††	1.24%	1.24%

† Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

†† The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

Please refer to the Important Information Section for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO EqS Pathfinder Portfolio® seeks capital appreciation by investing under normal circumstances in equity securities, including common and preferred stock (and securities convertible into, or that PIMCO expects to be exchanged for, common or preferred stock), of issuers that PIMCO believes are undervalued. The Portfolio’s bottom-up value investment style attempts to identify securities that are undervalued by the market in comparison to PIMCO’s own determination of the company’s value, taking into account criteria such as asset value, book value, cash flow and earnings estimates.

»	The Portfolio’s Advisor Class shares returned 0.90% after fees, and the Portfolio’s benchmark index, the MSCI World Index, returned 4.94% during the reporting period.

»

Security selection in the Energy, Healthcare, and Information Technology sectors detracted from performance over the reporting period. Security selection in the Industrials sector along with an overweight and strong security selection within the Consumer Staples sector enhanced returns.

»	Holdings in Marine Harvest, Bpost and Loomis contributed to performance as prices on these securities appreciated during the reporting period.

»	Holdings in North Atlantic Drilling Ltd., Seadrill Ltd., and Genworth Financial Inc. detracted from returns as prices on these securities declined during the reporting period.

»

At the end of the reporting period, the Portfolio held approximately 94% in equities we believe are undervalued, approximately 5% (on the long side only) in merger arbitrage investments, and held the balance of the portfolio in cash and currency hedges.

ANNUAL REPORT	DECEMBER 31, 2014	7

Financial Highlights PIMCO EqS Pathfinder Portfolio® (Consolidated)

Selected Per Share Data for the Year or Period Ended:	12/31/2014	12/31/2013	12/31/2012	12/31/2011	04/14/2010-12/31/2010

Advisor Class
Net asset value beginning of year or period	$12.48	$10.69	$9.82	$10.31	$10.00
Net investment income (a)	0.25	0.24	0.18	0.08	0.08
Net realized/unrealized gain (loss)	(0.14)	1.81	0.78	(0.57)	0.23
Net increase (decrease) from investment operations	0.11	2.05	0.96	(0.49)	0.31
Dividends from net investment income	0.00	(0.26)	(0.09)	0.00	0.00
Distributions from net realized capital gains	(0.20)	0.00	0.00	0.00	0.00
Total distributions	(0.20)	(0.26)	(0.09)	0.00	0.00
Net asset value end of year or period	$12.39	$12.48	$10.69	$9.82	$10.31
Total return	0.90%	19.19%	9.77%	(4.72)%	3.10%
Net assets end of year or period (000s)	$380,293	$449,196	$413,524	$387,651	$2,498
Ratio of expenses to average net assets	1.23%	1.23%	1.24%	1.23%	1.24	%*
Ratio of expenses to average net assets excluding waivers	1.37%	1.40%	1.40%	1.43%	7.02	%*
Ratio of expenses to average net assets excluding interest expense	1.22%	1.22%	1.22%	1.22%	1.22	%*
Ratio of expenses to average net assets excluding interest expense and waivers	1.36%	1.39%	1.38%	1.42%	7.00	%*
Ratio of net investment income to average net assets	1.98%	2.05%	1.77%	0.83%	1.10	%*
Portfolio turnover rate	31%	29%	26%	238%	25%

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.

8	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands, except per share amounts)	December 31, 2014

Assets:
Investments, at value
Investments in securities*	$423,009
Investments in Affiliates	9,807
Financial Derivative Instruments
Over the counter	6,285
Cash	10
Deposits with counterparty	6,643
Foreign currency, at value	355
Receivable for Portfolio shares sold	4
Interest and dividends receivable	644
Dividends receivable from Affiliates	112
446,869

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$7,189
Financial Derivative Instruments
Over the counter	2,749
Payable for investments in Affiliates purchased	112
Deposits from counterparty	3,640
Payable for Portfolio shares redeemed	119
Accrued investment advisory fees	237
Accrued supervisory and administrative fees	134
Accrued distribution fees	84
Reimbursement to PIMCO	16
Other liabilities	62
14,342

Net Assets	$432,527

Net Assets Consist of:
Paid in capital	$313,954
Undistributed net investment income	16,322
Accumulated undistributed net realized gain	35,097
Net unrealized appreciation	67,154
$432,527

Net Assets:
Institutional Class	$52,234
Advisor Class	380,293

Shares Issued and Outstanding:
Institutional Class	4,191
Advisor Class	30,703

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$12.46
Advisor Class	12.39

Cost of Investments in securities	$359,115
Cost of Investments in Affiliates	$9,879
Cost of Foreign Currency Held	$357
Proceeds Received on Short Sales	$6,700
Cost or Premiums of Financial Derivative Instruments, net	$(338)

* Includes repurchase agreements of:	$424

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	9

Consolidated Statement of Operations PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands)	Year Ended December 31, 2014

Investment Income:
Dividends, net of foreign taxes*	$15,347
Dividends from Investments in Affiliates	146
Total Income	15,493

Expenses:
Investment advisory fees	3,617
Supervisory and administrative fees	1,688
Distribution and/or servicing fees - Advisor Class	1,065
Dividends on short sales	47
Interest expense	7
Trustees’ fees	32
Miscellaneous expense	24
Total Expenses	6,480
Waiver and/or Reimbursement by PIMCO	(659)
Net Expenses	5,821

Net Investment Income	9,672

Net Realized Gain (Loss):
Investments in securities	35,250
Investments in Affiliates	(49)
Exchange-traded or centrally cleared financial derivative instruments	154
Over the counter financial derivative instruments	5,118
Short sales	(9)
Foreign currency	(714)
Net Realized Gain	39,750

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(48,700)
Investments in Affiliates	(72)
Over the counter financial derivative instruments	6,187
Short sales	(489)
Foreign currency assets and liabilities	(74)
Net Change in Unrealized (Depreciation)	(43,148)
Net (Loss)	(3,398)

Net Increase in Net Assets Resulting from Operations	$6,274

* Foreign tax withholdings - Dividends	$943

10	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO EqS Pathfinder Portfolio®

(Amounts in thousands‡)	Year Ended December 31, 2014	Year Ended December 31, 2013

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,672	$10,152
Net realized gain	39,750	10,577
Net change in unrealized appreciation (depreciation)	(43,148)	65,099
Net increase in net assets resulting from operations	6,274	85,828

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1,309)
Advisor Class	0	(9,191)
From net realized capital gains
Institutional Class	(841)	0
Advisor Class	(6,209)	0

Total Distributions	(7,050)	(10,500)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(73,661)	(40,628)

Total Increase (Decrease) in Net Assets	(74,437)	34,700

Net Assets:
Beginning of year	506,964	472,264
End of year*	$432,527	$506,964

* Including undistributed net investment income of:	$16,322	$2,241

**	See Note 13 in the Notes to Financial Statements.
‡	A zero balance may reflect actual amount rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	11

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio®

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.8%

COMMON STOCKS 96.8%

AUSTRALIA 0.9%

INDUSTRIALS 0.9%
Spotless Group Holdings Ltd. (a)	2,435,482	$3,773

Total Australia		3,773

BELGIUM 2.7%

INDUSTRIALS 2.7%
bpost S.A.	470,864	11,828

Total Belgium		11,828

BERMUDA 0.8%

ENERGY 0.8%
Seadrill Ltd.	288,276	3,335

Total Bermuda		3,335

CANADA 0.6%

ENERGY 0.6%
Cameco Corp.	170,222	2,793

Total Canada		2,793

DENMARK 1.5%

CONSUMER STAPLES 1.5%
Carlsberg A/S ‘B’	86,939	6,677

Total Denmark		6,677

FAROE ISLANDS 0.9%

CONSUMER STAPLES 0.9%
Bakkafrost P/F	175,099	3,934

Total Faroe Islands		3,934

FRANCE 8.0%

CONSUMER DISCRETIONARY 2.9%
Eutelsat Communications S.A.	209,160	6,764
JCDecaux S.A.	165,805	5,709

		12,473

CONSUMER STAPLES 3.9%
Carrefour S.A.	319,200	9,714
Danone S.A.	110,970	7,255

		16,969

ENERGY 1.2%
Bourbon S.A.	118,671	2,757
Total S.A.	49,599	2,541

		5,298

Total France		34,740

HONG KONG 4.9%

CONSUMER DISCRETIONARY 0.7%
Television Broadcasts Ltd.	485,400	2,823

	SHARES	MARKET VALUE (000S)
FINANCIALS 3.6%
AIA Group Ltd.	2,289,300	$12,583
First Pacific Co. Ltd.	3,013,750	2,972

		15,555

INDUSTRIALS 0.6%
Jardine Matheson Holdings Ltd.	25,500	1,549
Jardine Strategic Holdings Ltd.	33,700	1,146

		2,695

Total Hong Kong		21,073

JAPAN 3.9%

CONSUMER DISCRETIONARY 0.7%
Sony Corp.	145,300	2,966

CONSUMER STAPLES 1.4%
Kao Corp.	90,900	3,585
Shiseido Co. Ltd.	178,300	2,500

		6,085

INFORMATION TECHNOLOGY 1.8%
Nintendo Co. Ltd.	34,617	3,612
Tokyo Electron Ltd. - ADR	217,485	4,150

		7,762

Total Japan		16,813

NETHERLANDS 4.7%

CONSUMER STAPLES 1.6%
Corbion NV	411,222	6,829

FINANCIALS 2.1%
ING Groep NV - Dutch Certificate (a)	700,395	9,049

INFORMATION TECHNOLOGY 1.0%
Gemalto NV	53,848	4,426

Total Netherlands		20,304

NORWAY 5.0%

CONSUMER STAPLES 3.5%
Marine Harvest ASA	1,111,739	15,265

ENERGY 1.5%
Akastor ASA	677,492	1,952
Avance Gas Holding Ltd.	224,786	3,076
North Atlantic Drilling Ltd.	791,245	1,290

		6,318

Total Norway		21,583

SINGAPORE 3.3%

ENERGY 0.9%
BW LPG Ltd.	553,309	3,853

INDUSTRIALS 2.4%
ComfortDelGro Corp. Ltd.	3,712,000	7,264

	SHARES	MARKET VALUE (000S)
Keppel Corp. Ltd.	484,700	$3,231

		10,495

Total Singapore		14,348

SOUTH KOREA 0.9%

CONSUMER DISCRETIONARY 0.9%
GS Home Shopping, Inc.	18,917	3,777

Total South Korea		3,777

SPAIN 0.7%

INDUSTRIALS 0.7%
Cia de Distribucion Integral Logista Holdings S.A.U. (a)	127,426	2,794

Total Spain		2,794

SWEDEN 2.0%

INDUSTRIALS 2.0%
Loomis AB ‘B’	296,724	8,572

Total Sweden		8,572

SWITZERLAND 3.9%

FINANCIALS 0.9%
Swiss Re AG	48,995	4,105

HEALTH CARE 1.5%
Roche Holding AG	23,275	6,306

INFORMATION TECHNOLOGY 1.5%
Logitech International S.A.	487,539	6,606

Total Switzerland		17,017

UNITED KINGDOM 14.7%

CONSUMER DISCRETIONARY 0.2%
William Hill PLC	162,672	914

CONSUMER STAPLES 9.2%
British American Tobacco PLC	244,729	13,262
Imperial Tobacco Group PLC	299,857	13,200
Reckitt Benckiser Group PLC	165,919	13,438

		39,900

ENERGY 2.0%
BP PLC	1,015,808	6,448
Ensco PLC ‘A’	77,266	2,314

		8,762

FINANCIALS 3.2%
Barclays PLC	1,283,380	4,825
Lancashire Holdings Ltd.	650,706	5,679
Prudential PLC	140,407	3,246

		13,750

HEALTH CARE 0.1%
Indivior PLC (a)	165,919	387

Total United Kingdom		63,713

12	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

	SHARES	MARKET VALUE (000S)
UNITED STATES 37.4%

CONSUMER DISCRETIONARY 4.0%
Comcast Corp. ‘A’	129,799	$7,530
Mattel, Inc.	144,986	4,486
Time Warner Cable, Inc.	26	4
Tribune Media Co. ‘A’ (a)	88,473	5,288

		17,308

CONSUMER STAPLES 8.7%
Altria Group, Inc.	177,706	8,756
Lorillard, Inc.	231,499	14,570
Philip Morris International, Inc.	56,911	4,635
Reynolds American, Inc.	149,302	9,596

		37,557

ENERGY 2.3%
Dresser-Rand Group, Inc. (a)	29,699	2,430
Halliburton Co.	76,048	2,991
National Oilwell Varco, Inc.	67,957	4,453

		9,874

FINANCIALS 8.9%
Alleghany Corp. (a)	12,877	5,969
Berkshire Hathaway, Inc. ‘B’ (a)	90,711	13,620
Genworth Financial, Inc. ‘A’ (a)	255,223	2,169
LegacyTexas Financial Group, Inc. (a)	230,407	5,495
Navient Corp.	256,693	5,547
PHH Corp. (a)	134,193	3,215
SLM Corp.	256,693	2,616

		38,631

HEALTH CARE 2.7%
Allergan, Inc.	15,733	3,345
Merck & Co., Inc.	66,739	3,790
Pfizer, Inc.	143,927	4,483

		11,618

	SHARES	MARKET VALUE (000S)
INDUSTRIALS 3.7%
Brink’s Co.	284,753	$6,951
NOW, Inc. (a)	260,001	6,690
RR Donnelley & Sons Co.	136,572	2,295

		15,936

INFORMATION TECHNOLOGY 7.0%
Belden, Inc.	26,708	2,105
International Business Machines Corp.	38,516	6,180
Microsoft Corp. (e)	312,889	14,534
Oracle Corp.	84,334	3,792
Yahoo!, Inc. (a)	69,041	3,487

		30,098

MATERIALS 0.1%
Rentech, Inc. (a)	515,516	650

Total United States		161,672

Total Common Stocks (Cost $355,626)		418,746

REAL ESTATE INVESTMENT TRUSTS 0.5%

SINGAPORE 0.0%

FINANCIALS 0.0%
Keppel REIT	125,236	115

Total Singapore		115

UNITED STATES 0.5%

FINANCIALS 0.5%
NorthStar Realty Finance Corp.	124,834	2,194

Total United States		2,194

Total Real Estate Investment Trusts (Cost $1,310)		2,309

RIGHTS 0.2%

FRANCE 0.2%

HEALTH CARE 0.2%
Sanofi - Exp. 12/31/2020	1,123,923	888

Total Rights (Cost $1,113)		888

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (c) 0.1%
		$424

U.S. TREASURY BILLS 0.2%
0.062% due 04/30/2015 - 05/28/2015 (b)(g)	$642	642

Total Short-Term Instruments (Cost $1,066)		1,066

Total Investments in Securities (Cost $359,115)		423,009

	SHARES
INVESTMENTS IN AFFILIATES 2.3%

SHORT-TERM INSTRUMENTS 2.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.3%
PIMCO Short-Term Floating NAV Portfolio	361	4
PIMCO Short-Term Floating NAV Portfolio III	988,994	9,803

Total Short-Term Instruments (Cost $9,879)		9,807

Total Investments in Affiliates (Cost $9,879)		9,807

Total Investments 100.1% (Cost $368,994)		$432,816

Securities Sold Short (d) (1.7%) (Proceeds $6,700)		(7,189)

Financial Derivative Instruments (e)(f) 0.8% (Cost or Premiums, net $(338))		3,536

Other Assets and Liabilities, net 0.8%		3,364

Net Assets 100.0%		$432,527

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio III, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	12/31/2014	01/02/2015	$424	Fannie Mae 2.200% due 10/17/2022	$(436)	$424	$424

Total Repurchase Agreements						$(436)	$424	$424

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	13

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

(d)  SECURITIES SOLD SHORT:

(e)	Securities with an aggregate market value of $6,968 and cash of $6,643 have been pledged as collateral as of December 31, 2014 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Short Sales:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
	Common Stocks
	China
	Information Technology
GSC	Alibaba Group Holding Ltd. ADR	26,802	$(3,108)	$(2,786)
	United States
	Information Technology
	Applied Materials, Inc.	176,706	(3,592)	(4,403)

Total Short Sales			$(6,700)	$(7,189)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2014:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$424	$0	$0	$0	$424	$(436)	$(12)

Prime Brokerage Agreement
GSC	0	0	0	(7,189)	(7,189)	13,611	6,422

Total Borrowings and Other Financing Transactions	$424	$0	$0	$(7,189)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	01/2015		EUR	3,721	$	4,603	$101	$0
	01/2015		GBP	1,127		1,771	14	0
	01/2015		JPY	1,072,874		8,946	0	(11)
	01/2015	$		4,839	DKK	29,527	0	(42)
	01/2015			2,559	EUR	2,056	0	(71)
	01/2015			25,042	GBP	16,025	0	(65)
	01/2015			2,902	JPY	347,200	0	(4)
	02/2015		DKK	29,527	$	4,841	42	0
	02/2015		GBP	16,025		25,035	64	0
	02/2015		HKD	6,497		838	0	0
	02/2015	$		8,948	JPY	1,072,874	11	0

BPS	01/2015		DKK	9,842	$	1,651	51	0
	01/2015		EUR	7,025		8,780	280	0
	01/2015	$		2,869	EUR	2,299	0	(87)
	01/2015			862	ILS	3,340	0	(5)

CBK	01/2015		EUR	96	$	119	3	0
	01/2015		NOK	4,565		670	57	0
	01/2015		SEK	6,447		870	43	0
	01/2015	$		6,228	CAD	7,020	0	(186)
	01/2015			33,269	EUR	27,142	0	(426)
	01/2015			16,053	NOK	119,919	37	0
	02/2015		EUR	26,749	$	32,793	415	0
	02/2015		NOK	119,919		16,040	0	(36)

DUB	01/2015		SEK	6,448		870	43	0

14	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
FBF	01/2015		DKK	9,842	$	1,650	$51	$0
	01/2015		GBP	18,688		29,337	209	0
	01/2015		JPY	877,242		7,445	121	0
	01/2015	$		17,760	JPY	2,101,595	0	(214)

GLM	01/2015		AUD	827	$	694	19	0
	01/2015		CAD	2,198		1,906	15	(1)
	01/2015		JPY	420,179		3,584	76	0
	01/2015		NOK	121,974		17,882	1,516	0
	01/2015		SEK	6,093		810	28	0
	01/2015	$		2,908	GBP	1,856	0	(15)
	01/2015			4,897	NOK	35,064	0	(192)
	02/2015		GBP	1,505	$	2,335	0	(10)
	02/2015		NOK	12,413		1,666	2	0
	02/2015	$		3,069	CNY	18,927	4	0
	02/2015			581	KRW	638,719	1	0

HUS	01/2015		SGD	10,485	$	8,217	307	0
	01/2015	$		9,412	AUD	11,003	0	(429)
	01/2015			6,227	CAD	7,020	0	(185)
	01/2015			907	GBP	579	0	(4)

JPM	01/2015		CAD	18,861	$	16,226	0	(8)
	01/2015		EUR	21,033		26,085	634	0
	01/2015		JPY	78,500		661	6	0
	01/2015	$		2,134	GBP	1,355	0	(22)
	02/2015		AUD	5,847	$	4,759	0	(5)
	02/2015		CHF	2,436		2,506	55	0
	02/2015		HKD	116,819		15,066	3	0
	02/2015		KRW	4,365,878		4,098	117	0
	02/2015	$		16,216	CAD	18,861	8	0
	02/2015			498	EUR	407	0	(5)
	02/2015			1,811	HKD	14,044	0	0

MSB	01/2015		AUD	10,176	$	8,332	25	0
	01/2015		NOK	3,410		493	35	0
	02/2015	$		8,315	AUD	10,176	0	(24)
	02/2015			593	HKD	4,600	0	0

RBC	01/2015		DKK	9,843	$	1,651	51	0
	01/2015	$		6,226	CAD	7,019	0	(185)
	01/2015			472	EUR	378	0	(14)

UAG	01/2015		NOK	121,974	$	17,881	1,515	0
	01/2015		SEK	6,447		870	43	0
	02/2015		NOK	96,940		13,003	7	0
	02/2015		SEK	25,435		3,281	18	0

Total Forward Foreign Currency Contracts							$6,027	$(2,246)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC International Business Machines Corp.	$155.000	07/17/2015	$ 1,541	$(147)	$(173)
	Call - OTC International Business Machines Corp.	155.000	01/15/2016	1,541	(191)	(217)

					$(338)	$(390)

Total Written Options					$(338)	$(390)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2014:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	2,335	3,082	(653)
Closing Buys	(2,182)	0	284
Expirations	0	0	0
Exercised	(153)	0	31

Balance at End of Period	0	$3,082	$(338)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	15

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	Rentech Nitrogen Partners LP	9,630	1-Month USD-LIBOR less a specified spread	08/14/2015	$	87	$(15)	$0	$(15)

JPM	Receive	Liberty TripAdvisor Holdings, Inc.	68,429	1-Month USD-LIBOR plus a specified spread	04/29/2015		1,728	112	112	0
	Pay	TripAdvisor, Inc.	28,300	1-Month USD-LIBOR less a specified spread	04/29/2015		2,043	(70)	0	(70)
	Receive	Covidien PLC	56,569	1-Month USD-LIBOR plus a specified spread	06/16/2015		5,659	146	146	0
	Pay	Medtronic, Inc.	54,081	1-Month USD-LIBOR less a specified spread	06/16/2015		3,893	(28)	0	(28)

								$145	$258	$(113)

Total Swap Agreements								$145	$258	$(113)

(1)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2014:

(g) Securities with an aggregate market value of $642 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$232	$0	$0	$232	$(193)	$0	$(15)	$(208)	$24	$(10)	$14
BPS	331	0	0	331	(92)	0	0	(92)	239	0	239
CBK	555	0	0	555	(648)	0	0	(648)	(93)	0	(93)
DUB	43	0	0	43	0	0	0	0	43	0	43
FBF	381	0	0	381	(214)	0	0	(214)	167	0	167
GLM	1,661	0	0	1,661	(218)	0	0	(218)	1,443	(1,320)	123
GST	0	0	0	0	0	(390)	0	(390)	(390)	371	(19)
HUS	307	0	0	307	(618)	0	0	(618)	(311)	271	(40)
JPM	823	0	258	1,081	(40)	0	(98)	(138)	943	(770)	173
MSB	60	0	0	60	(24)	0	0	(24)	36	0	36
RBC	51	0	0	51	(199)	0	0	(199)	(148)	0	(148)
SOG	0	0	0	0	0	0	0	0	0	(60)	(60)
UAG	1,583	0	0	1,583	0	0	0	0	1,583	(1,480)	103

Total Over the Counter	$6,027	$0	$258	$6,285	$(2,246)	$(390)	$(113)	$(2,749)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,027	$0	$6,027
Swap Agreements	0	0	258	0	0	258

	$0	$0	$258	$6,027	$0	$6,285

16	PIMCO EQUITY SERIES VIT	See Accompanying Notes

December 31, 2014

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,246	$0	$2,246
Written Options	0	0	390	0	0	390
Swap Agreements	0	0	113	0	0	113

	$0	$0	$503	$2,246	$0	$2,749

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended December 31, 2014:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(22)	$0	$0	$(22)
Written Options	0	0	176	0	0	176

	$0	$0	$154	$0	$0	$154

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,127	$0	$4,127
Swap Agreements	0	0	991	0	0	991

	$0	$0	$991	$4,127	$0	$5,118

	$0	$0	$1,145	$4,127	$0	$5,272

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,567	$0	$6,567
Written Options	0	0	(53)	0	0	(53)
Swap Agreements	0	0	(327)	0	0	(327)

	$0	$0	$(380)	$6,567	$0	$6,187

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Common Stocks
Australia
Industrials	$0	$3,773	$0	$3,773
Belgium
Industrials	0	11,828	0	11,828
Bermuda
Energy	0	3,335	0	3,335
Canada
Energy	2,793	0	0	2,793
Denmark
Consumer Staples	0	6,677	0	6,677
Faroe Islands
Consumer Staples	0	3,934	0	3,934
France
Consumer Discretionary	0	12,473	0	12,473
Consumer Staples	0	16,969	0	16,969
Energy	2,757	2,541	0	5,298
Hong Kong
Consumer Discretionary	2,823	0	0	2,823
Financials	0	15,555	0	15,555
Industrials	0	2,695	0	2,695
Japan
Consumer Discretionary	0	2,966	0	2,966
Consumer Staples	0	6,085	0	6,085
Information Technology	4,150	3,612	0	7,762
Netherlands
Consumer Staples	0	6,829	0	6,829

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financials	$0	$9,049	$0	$9,049
Information Technology	4,426	0	0	4,426
Norway
Consumer Staples	0	15,265	0	15,265
Energy	4,366	1,952	0	6,318
Singapore
Energy	0	3,853	0	3,853
Industrials	0	10,495	0	10,495
South Korea
Consumer Discretionary	0	3,777	0	3,777
Spain
Industrials	2,794	0	0	2,794
Sweden
Industrials	0	8,572	0	8,572
Switzerland
Financials	0	4,105	0	4,105
Health Care	0	6,306	0	6,306
Information Technology	0	6,606	0	6,606
United Kingdom
Consumer Discretionary	0	914	0	914
Consumer Staples	0	39,900	0	39,900
Energy	2,314	6,448	0	8,762
Financials	10,504	3,246	0	13,750
Health Care	387	0	0	387
United States
Consumer Discretionary	17,308	0	0	17,308
Consumer Staples	37,557	0	0	37,557
Energy	9,874	0	0	9,874

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2014	17

Consolidated Schedule of Investments PIMCO EqS Pathfinder Portfolio® (Cont.)

December 31, 2014

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Financials	$38,631	$0	$0	$38,631
Health Care	11,618	0	0	11,618
Industrials	15,936	0	0	15,936
Information Technology	30,098	0	0	30,098
Materials	650	0	0	650
Real Estate Investment Trusts
Singapore
Financials	0	115	0	115
United States
Financials	2,194	0	0	2,194
Rights
France
Health Care	888	0	0	888
Short-Term Instruments
Repurchase Agreements	0	424	0	424
U.S. Treasury Bills	0	642	0	642
	$202,068	$220,941	$0	$423,009

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$9,807	$0	$0	$9,807

Total Investments	$211,875	$220,941	$0	$432,816

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Short Sales, at Value - Liabilities
Common Stocks
China
Information Technology	$(2,786)	$0	$0	$(2,786)
United States
Information Technology	(4,403)	0	0	(4,403)
	$(7,189)	$0	$0	$(7,189)

Financial Derivative Instruments - Assets
Over the counter	$0	$6,285	$0	$6,285

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(2,749)	$0	$(2,749)

Totals	$204,686	$224,477	$0	$429,163

Assets and liabilities valued at $14,236 transferred from Level 1 to Level 2 during the period ended December 31, 2014. Assets and liabilities valued at $11,260 transferred from Level 2 to Level 1 during the period ended December 31, 2014. There were no significant transfers between Level 2 and 3 during the period ended December 31, 2014.

18	PIMCO EQUITY SERIES VIT	See Accompanying Notes

Notes to Financial Statements

December 31, 2014

1. ORGANIZATION

The PIMCO EqS Pathfinder Portfolio® (the “Portfolio”) is a series of the PIMCO Equity Series VIT (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware statutory trust on December 28, 2009. The Portfolio currently offers two classes of shares: Institutional and Advisor. Information presented on these financial statements pertains to the Advisor Class of the Portfolio. Certain detailed financial information for the Institutional Class is provided separately and is available upon request. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the

Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Dividends received from real estate investment trust securities may include a return of capital invested. Such distributions reduce the cost basis of the respective securities. Return of capital distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated

ANNUAL REPORT	DECEMBER 31, 2014	19

Notes to Financial Statements (Cont.)

daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013 the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Portfolio has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP and its implementation did not have an impact on the Portfolio’s financial statements.

In June 2014, the FASB issued an ASU that expands secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU is effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15,

2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or financial derivative instruments and for determining

20	PIMCO EQUITY SERIES VIT

December 31, 2014

whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

ANNUAL REPORT	DECEMBER 31, 2014	21

Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity-linked securities are valued by referencing the last reported sale or settlement price of the linked referenced equity on the day of valuation. Foreign exchange adjustments are applied to the last reported price to convert the linked equity’s trading currency to the contract’s settling currency. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

22	PIMCO EQUITY SERIES VIT

December 31, 2014

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Variable Insurance Trust, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Central Funds for the period ended December 31, 2014 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$11,012	$112,030	$(123,040)	$1	$1	$4	$30	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 12/31/2014	Dividend Income	Realized Net Capital Gain Distributions
$0	$44,916	$(34,990)	$(50)	$(73)	$9,803	$116	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. Short sales are transactions in which the Portfolio sells a security that it may not own. The Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Portfolio to

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Notes to Financial Statements (Cont.)

the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Portfolio. A short sale is “against the box” if the Portfolio holds in its portfolio or has the right to acquire the security sold short at no additional cost. The Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Portfolio’s loss on a short sale could theoretically be unlimited in cases where the Portfolio is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, cash or securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Options Contracts  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified,

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December 31, 2014

future intervals. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third-party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by PIMCO. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of

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Notes to Financial Statements (Cont.)

equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e. yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities may face increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third-party. Furthermore, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements with select counterparties (“Master Agreements”).

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Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master

Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Portfolio and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Portfolio and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be

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Notes to Financial Statements (Cont.)

segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio III, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Portfolio (amounts in thousands†).

Date of Incorporation	06/06/2011
Subscription Agreement	06/20/2011
Portfolio Net Assets	$432,527
Subsidiary % of Portfolio Net Assets	0.0%
Subsidiary Financial Statement Information
Total assets	$10
Total liabilities	—
Net assets	10
Total income	—
Net investment income (loss)	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	—
Increase (decrease) in net assets resulting from operations	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the

“Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.75%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted a Distribution and Servicing Plan with respect to the Advisor Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Distribution and Servicing Plan”). The Plan allows the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expense; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; (vii) organization expenses; and (viii) any expenses allocated or allocable to a specific class of shares (“class-specific expenses”). The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $10,000, plus $1,500 for each Board of Trustees meeting attended in person, $250 ($375 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $375 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional

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annual retainer of $2,000 and each other committee chair receives an additional annual retainer of $250. These expenses are allocated on a pro-rata basis to the various portfolios of the Trust according to their respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2015, to reduce total annual operating expenses for each of the Portfolio’s separate classes of shares, by reducing the Portfolio’s Supervisory and Administrative fee or reimbursing the Portfolio, to the extent that organizational expenses and pro rata Trustees’ fees attributable to a class of shares of the Portfolio exceed 0.0049% of the Portfolio’s average net assets attributable to separate classes of shares. This Expense Limitation Agreement renews annually for a full year unless terminated by PIMCO upon at least 30 days prior notice to the end of the contract term.

PIMCO has contractually agreed, through May 1, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio. Under the Fee Limitation Agreement, PIMCO is entitled to reimbursement by the Portfolio of any portion of the Supervisory and Administrative Fee and/or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Fee Limitation Agreement (the “Reimbursement Amount”) during the previous three years, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata Trustees’ fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO. This Fee Limitation Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.

PIMCO had also contractually agreed, through September 16, 2013, to reduce total annual operating expenses for the Portfolio’s Institutional Class and Advisor Class shares, by reducing the Portfolio’s Investment Advisory or Supervisory and Administrative Fees or reimbursing the Portfolio to the extent that total annual portfolio operating expenses net of acquired fund fees and expenses, after taking into account other applicable fee waivers and reimbursements exceed 1.00% and 1.25% of the Portfolio’s average net assets attributable to the Institutional Class and Advisor Class shares, respectively. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2014, the remaining recoverable amount to PIMCO was $178,985.

(f) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2014, the amount was $66.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates).

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Notes to Financial Statements (Cont.)

The trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2014, were as follows (amounts in thousands):

Purchases	Sales
$142,369	$203,997

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2014		Year Ended 12/31/2013
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	13	$150	18	$209
Advisor Class	515	6,591	2,353	27,305
Issued as reinvestment of distributions
Institutional Class	67	841	105	1,309
Advisor Class	501	6,209	741	9,191
Cost of shares redeemed
Institutional Class	(500)	(6,441)	(990)	(11,450)
Advisor Class	(6,302)	(81,011)	(5,800)	(67,192)
Net increase (decrease) resulting from Portfolio share transactions	(5,706)	$(73,661)	(3,573)	$(40,628)

As of December 31, 2014, two shareholders each owned 10% or more of the total Portfolio’s outstanding shares comprising 94% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with provisions set forth under U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2014, the portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2010-2013, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain

30	PIMCO EQUITY SERIES VIT

December 31, 2014

exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2014, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral- Capital (4)	Qualified Late-Year Loss Deferral- Ordinary (5)
$21,650	$33,236	$63,687	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain forward contracts and real estate investment trusts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through December 31, 2014 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2014 through December 31, 2014, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
$369,024	$91,634	$(27,842)	$63,792

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and real estate investment trusts.

For the fiscal years ended December 31, 2014 and December 31, 2013, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
12/31/2014	$—	$7,050	$—
12/31/2013	$7,478	$3,022	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)	A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment.

ANNUAL REPORT	DECEMBER 31, 2014	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Equity Series VIT and

Advisor Class Shareholders of PIMCO EqS Pathfinder Portfolio®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) for the Advisor Class present fairly, in all material respects, the financial position of PIMCO EqS Pathfinder Portfolio® and its wholly owned subsidiary (constituting PIMCO Equity Series VIT, hereinafter referred to as the “Portfolio”) at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended and the financial highlights for the Advisor Class for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 20, 2015

32	PIMCO EQUITY SERIES VIT

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SOG	Societe Generale
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	KRW	South Korean Won
CAD	Canadian Dollar	GBP	British Pound	NOK	Norwegian Krone
CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	ILS	Israeli Shekel	SGD	Singapore Dollar
DKK	Danish Krone	JPY	Japanese Yen	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
ADR	American Depositary Receipt	LIBOR	London Interbank Offered Rate	REIT	Real Estate Investment Trust

ANNUAL REPORT	DECEMBER 31, 2014	33

Federal Income Tax Information

(Unaudited)

Foreign Taxes.  PIMCO EqS Pathfinder Portfolio™ earned foreign source income of $11,648,376 during the year ended December 31, 2014. The fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid in the amount of $785,787 to shareholders. Shareholders will receive more detailed information along with their 1099-DIV.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO EQUITY SERIES VIT

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at http://pvit.pimco-funds.com.

Trustees of the Trust

Name, Year of Birth and Position Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	03/2010 to present	Managing Director and member of Executive Committee, PIMCO.	170	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series; Director, StocksPLUS® Management, Inc.; Director, Applied Natural Gas Fuels, Inc. and member of Board of Governors, Investment Company Institute.

Independent Trustees

E. Philip Cannon (1940) Trustee	03/2010 to present	Private Investor. Formerly, President, Houston Zoo.	170	Trustee, PIMCO Equity Series; Trustee, PIMCO ETF Trust; Trustee, PIMCO Funds; and Trustee, PIMCO Variable Insurance Trust.

Peter B. McCarthy (1950) Trustee	09/2011 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	19	Trustee, PIMCO Equity Series

† Trustees serve until their successors are duly elected and qualified.

* Mr. Harris is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliation with PIMCO.

ANNUAL REPORT	DECEMBER 31, 2014	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	02/2014 to Present Senior Vice President 11/2013 to 02/2014	Managing Director, PIMCO.

David C. Flattum (1964) Chief Legal Officer	03/2010 to Present	Managing Director and General Counsel, PIMCO. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	03/2010 to Present	Managing Director, PIMCO.

Brent R. Harris (1959) Senior Vice President	03/2010 to Present	Managing Director and member of Executive Committee, PIMCO.

Douglas M. Hodge (1957) Senior Vice President	02/2014 to Present President 05/2013 to 02/2014	Managing Director, Chief Executive Officer, PIMCO (Since 2/14) and Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	03/2010 to Present	Senior Vice President, PIMCO.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 03/2010 to 01/2011	Executive Vice President and Senior Counsel, PIMCO.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Formerly, Associate, Willkie Farr & Gallagher LLP.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 03/2010 to 11/2013	Senior Vice President, PIMCO.

Stacie D. Anctil (1969) Assistant Treasurer	03/2010 to Present	Senior Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	03/2010 to Present	Executive Vice President, PIMCO.

36	PIMCO EQUITY SERIES VIT

Privacy Policy

(Unaudited)

The Trust1 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on the Trust’s internet websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any personal or account information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust’s distributor may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any Trust in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Adviser, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on the Trust’s internet website, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

1 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined, policy may be written in the first person (i.e. by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2014	37

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement

(Unaudited)

At a meeting held on August 13, 2014, the Board of Trustees (the “Board”) of PIMCO Equity Series VIT (the “Trust”), including all of the independent Trustees, approved the Investment Advisory Contract and Supervision and Administration Agreement (together, with the Investment Advisory Contract, the “Agreements”) with Pacific Investment Management Company LLC (“PIMCO”), on behalf of the PIMCO EqS Pathfinder Portfolio® (the “Portfolio”), for an additional one-year term through August 31, 2015.

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by PIMCO. At each of its quarterly meetings, the Board reviews the Portfolio’s investment performance and a significant amount of information relating to fund operations, including the Portfolio’s compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust. In considering whether to approve renewal of the Agreements, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial and profitability information regarding PIMCO, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolio, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolio (where applicable). The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements.

(b) Review Process:  In connection with the renewal of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust. The Board also requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also heard oral presentations on matters related to the Agreements and met both as a full Board and as the independent Trustees, without management present, at the August 13, 2014 meeting. The independent Trustees also conducted a telephonic meeting with counsel to the Trust and the independent Trustees on

August 5, 2014 to discuss the materials presented. In addition, the independent Trustees requested and received additional information from PIMCO.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted that PIMCO has hired many seasoned equity professionals at senior levels and continues to invest in its global infrastructure. The Board considered PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel, including personnel with relevant equities experience, and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts, and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders.

The Trustees considered the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees considered that, over the last several years, PIMCO has continued to

38	PIMCO EQUITY SERIES VIT

(Unaudited)

strengthen the process it uses to assess the financial stability of broker-dealers with which the Portfolio does business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses counterparties that meet its stringent and monitored criteria. The Trustees also considered that PIMCO’s collateral management team utilizes the counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

The Trustees also considered new services and service enhancements that PIMCO has implemented since the Agreements were last renewed in 2013, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; developing appropriate and scalable infrastructure to support equity trading, including PIMCO’s considerable investment in enhancing and upgrading its systems and services to allow for equity investment in various types of markets and transactions, in the U.S. and abroad, and PIMCO’s significant investments in human and technological resources in order to provide these enhanced services; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Additionally, the Trustees considered the recent decline in assets for the Portfolio and the reasons for the decline. Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements are likely to benefit the Portfolio and its shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; its oversight of matters that may involve conflicts of interest with the Portfolio; and its efforts to keep the Trustees informed about matters relevant to the Portfolio and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolio under the Agreements.

The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the Trust pays for the administrative services under that Agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited and will likely continue to benefit the Portfolio and its shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolio’s performance for the one-, two- and three-year and since inception periods ended May 31, 2014 and other performance data, as available, for the periods ended June 30, 2014 (the “PIMCO Report”) and from Lipper concerning the Portfolio’s performance, as available, for the periods ended May 31, 2014 (the “Lipper Report”). The Board considered the Portfolio’s investment performance relative to its peer group and benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and the Lipper Report, which were provided in advance of the August 13, 2014 meeting. The Board noted that the Portfolio outperformed its peer group and benchmark index for the one-year period ended May 31, 2014. The Board considered that the Portfolio’s defensive orientation may be expected to underperform in a strong upward market.

The Board ultimately determined within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Portfolio indicates that its continued management is likely to benefit the Portfolio and its shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

PIMCO reported to the Board that, in proposing fees for the Portfolio, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services,

ANNUAL REPORT	DECEMBER 31, 2014	39

Approval of Renewal of the Investment Advisory Contract and Supervision and Administration Agreement (Cont.)

the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different funds for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolio’s fee levels and carefully considers reductions where appropriate.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolio (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the Portfolio’s total expenses to other funds in the Expense Group provided by Lipper and found the Portfolio’s total expenses to be reasonable. The Board noted that PIMCO had contractually agreed, through April 30, 2015, to reduce its advisory fee by 0.13% of the average daily net assets of the Portfolio.

The Board also reviewed data comparing the Portfolio’s advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with a similar investment strategy, including differences in advisory services provided. In cases where the fees for other clients were lower than those charged to the Portfolio, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolio, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

The Board also considered the Portfolio’s supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered that PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. The Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee, and in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolio, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Portfolio’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable. The Board concluded that the Portfolio’s supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses which is beneficial to the Portfolio and its shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolio’s operating costs rise when assets remain flat or decrease.

Based on the information presented by PIMCO and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of the Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolio and considered that PIMCO continues to invest in the equity asset management platform and does not expect to derive any profit from the Portfolio during its current fiscal year. The Board noted that it had also received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolio and its shareholders in a number of ways, including through the pricing of the Portfolio to scale from inception, fee reductions or waivers, and the enhancement of services provided in return for fees paid. In considering the advisory fee paid by the Portfolio, the Board considered that the Portfolio’s unified fee rate had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for the Portfolio as assets grew, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolio, and that the Portfolio bears certain expenses that are not covered by the advisory fee or the unified supervision and administrative fee.

The Trustees also considered that the unified fee has provided inherent economies of scale by maintaining fixed fees even if the Portfolio’s

40	PIMCO EQUITY SERIES VIT

(Unaudited)

assets decline or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolio’s unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event the Portfolio’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolio’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and the Portfolio, to the benefit of Portfolio shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Portfolio. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolio and its shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolio’s Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolio, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Portfolio by PIMCO favored the renewal of the Agreements. The Board concluded that the Agreements continued to be fair and reasonable to the Portfolio and its shareholders, that the Portfolio’s shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolio under the Agreements and that the renewal of the Agreements was in the best interests of the Portfolio and its shareholders.

ANNUAL REPORT	DECEMBER 31, 2014	41

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Equity Series VIT.

pvit.pimco-funds.com

EVIT01AR_123114

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Peter B. McCarthy, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. McCarthy is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2014	$45,331
	December 31, 2013	$52,452

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	December 31, 2014	$ —
	December 31, 2013	$ —

(c)	Fiscal Year Ended	Tax Fees
	December 31, 2014	$1,500
	December 31, 2013	$1,500

(d)	Fiscal Year Ended	All Other Fees(2)
	December 31, 2014	$ —
	December 31, 2013	$ —

	“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Equity Series VIT (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

	“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

	“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

	“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

	(1) There were no “Audit-Related Fees” for the last two fiscal years.
	(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)    The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)    With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity

Entity	December 31, 2014	December 31, 2013
PIMCO Equity Series VIT	$1,500	$1,500
Pacific Investment Management Company LLC (“PIMCO”)	$8,200,269	$5,582,937
Allianz Global Investors Fund Management LLC	$112,190	$952,632

Totals	$8,313,959	$6,537,069

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Peter B. McCarthy

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Equity Series VIT

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow
President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial Officer

Date: February 27, 2015